UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2026

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle
Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)
(305) 460-8728 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a current report on Form 8-K filed by Amerant Bancorp, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on November 6, 2025 (the “Original Form 8-K”), on November 4, 2025, the Boards of Directors (the “Boards”) of the Company and its subsidiary, Amerant Bank, N.A. (the “Bank”) appointed Carlos Iafigliola, Interim Chief Executive Officer effective November 5, 2025. Mr. Iafigliola was appointed on an interim basis while the Board conducted a search to identify a permanent Chief Executive Officer, which included external candidates and Mr. Iafigliola (the “Executive Search”).

Following the completion of the Executive Search, on May 18, 2026, the Boards appointed Mr. Iafigliola as the President and Chief Executive Officer of the Company and the Bank, effective as of May 18, 2026 (the “Effective Date”).

Mr. Iafigliola, age 49, was appointed Interim Chief Executive Officer on November 5, 2025, having previously served as Senior Executive Vice President, Chief Operating Officer (COO) since June 2023 and in such role was responsible for Amerant’s loan and deposit operations, project management, technology and digital services, facilities, and treasury management. Mr. Iafigliola chairs the Board of Amerant Investments and is member of the Board of Amerant Mortgage. Prior to his appointment as COO, Mr. Iafigliola served as EVP, Chief Financial Officer (CFO) since May 2020 spearheading Amerant’s financial management, including treasury, financial reporting and accounting, financial analysis, investor relations & sustainability, internal controls and corporate tax. Mr. Iafigliola joined Amerant in 2004 and held various management positions in the Treasury area, including as SVP, Treasury Manager from 2015 to May 2020.

There are no family relationships between Mr. Iafigliola and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Iafigliola that are reportable pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Iafigliola and any other persons pursuant to which he was selected as the Company’s President and Chief Executive Officer.

In connection with Mr. Iafigliola’s appointment, the material terms of his compensation in connection with his service as President and Chief Executive Officer have not yet been determined. Once such terms are determined and approved by the Compensation Committee the Company will file an amendment to this Current Report on Form 8-K to disclose such information. In the meantime, Mr. Iafigliola's compensation remains the same as was reported in the Form 8-K/A filed on November 17, 2025.

Item 7.01 Regulation FD Disclosure

On May 19, 2026, the Company issued a press release regarding the foregoing, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Number	Exhibit
99.1	Press Release of Amerant Bancorp Inc., dated May 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2026	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Executive Vice President, Associate General Counsel and Corporate Secretary